UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 27, 2011 (May 23, 2011)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

Tredegar Corporation (“Tredegar”) previously reported the voting results from its 2011 Annual Meeting of Shareholders on a Form 8-K filed May 27, 2011.  At a meeting of the Board of Directors (the “Board”) of Tredegar held on August 9, 2011, the Board determined that Tredegar will include a  non-binding shareholder advisory vote on the compensation of its named executive officers in its proxy materials annually until the next shareholder vote on the frequency of such advisory vote. The Board also determined that, in light of the voting results, a shareholder advisory vote on the frequency of the advisory vote on the compensation of named executive officers should be included in its proxy materials for the 2012 Annual Meeting of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: August 10, 2011	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary